UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (Date of earliest event reported): May 22, 2017
Ensco plc
(Exact name of registrant as specified in its charter)

England and Wales	1-8097	98-0635229
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
6 Chesterfield Gardens
London, England W1J 5BQ
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: 44 (0) 20 7659 4660
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

INFORMATION TO BE INCLUDED IN THE REPORT
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	1
Item 5.07 Submission of Matters to a Vote of Security Holders	2
Item 9.01 Financial Statements and Exhibits	5
SIGNATURE	6
EXHIBIT INDEX	7

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the Annual General Meeting of Shareholders of Ensco plc (the "Company") held on May 22, 2017 (the "2017 Annual General Meeting"), the Company's shareholders approved the Fifth Amendment (the "Amendment") to the Ensco plc 2012 Long-Term Incentive Plan (as amended, the "Plan"). The Amendment authorizes an additional 4,500,000 Class A ordinary shares ("shares") for issuance under the Plan, bringing the total number of shares authorized for issuance under the Plan to 32,000,000. A description of the Plan, as modified by the Amendment, is set forth in the Company's Proxy Statement filed with the Securities and Exchange Commission on March 31, 2017 (the "2017 Proxy Statement"). The description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders
(a) The Company held its 2017 Annual General Meeting in London, England on May 22, 2017.
(b) There were 303,597,707 shares entitled to vote at the meeting based on the March 27, 2017 record date, of which 266,599,930 shares, or approximately 87.81%, were present and voting in person or by proxy. The following matters, detailed descriptions of which are contained in the 2017 Proxy Statement, were voted on at the meeting:

(1) To re-elect Directors to serve until the 2018 Annual General Meeting of Shareholders:

a. J. Roderick Clark
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
223,340,871	6,828,903	233,063	36,197,093

b. Roxanne J. Decyk
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
223,448,714	6,737,532	216,591	36,197,093

c. Mary E. Francis CBE
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
225,314,494	4,872,678	215,665	36,197,093

d. C. Christopher Gaut
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
189,997,854	40,179,934	225,049	36,197,093

e. Gerald W. Haddock
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
221,892,476	8,283,612	226,749	36,197,093

f. Francis S. Kalman
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
225,529,774	4,647,484	225,579	36,197,093

g. Keith O. Rattie
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
225,578,129	4,596,740	227,968	36,197,093

h. Paul E. Rowsey, III
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
221,842,128	8,341,408	219,301	36,197,093

i. Carl G. Trowell
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
225,527,312	4,611,118	264,407	36,197,093

(2) To ratify the Audit Committee's appointment of KPMG LLP (U.S.) as our U.S. independent registered public accounting firm for the fiscal year ending 31 December 2017: :

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
260,375,146	5,783,355	441,429	N/A

(3) To appoint KPMG LLP (U.K.) as our U.K. statutory auditors under the U.K. Companies Act 2006 (to hold office from the conclusion of the 2017 Annual General Meeting of Shareholders until the conclusion of the next Annual General Meeting of Shareholders at which accounts are laid before the Company):
:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
263,349,619	2,755,918	494,393	N/A

(4) To authorise the Audit Committee to determine our U.K. statutory auditors' remuneration:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
263,292,530	2,622,353	685,047	N/A

(5) To approve an Amendment to the Ensco 2012 Long-Term Incentive Plan:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
213,629,707	16,414,818	358,312	36,197,093

(6) To approve the Directors’ Remuneration Policy:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
211,737,513	18,258,077	407,247	36,197,093

(7) A non-binding advisory vote to approve the Directors' Remuneration Report for the year ended 31 December 2016 (excluding the Directors’ Remuneration Policy):

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
212,501,029	17,461,125	440,683	36,197,093

(8) A non-binding advisory vote to approve the compensation of our named executive officers:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
216,618,126	13,355,163	429,548	36,197,093

(9) A non-binding advisory vote on the frequency of the non-binding advisory shareholder votes on compensation of our named executive officers:

				Broker
One Year	Two Years	Three Years	Votes Abstain	Non-Votes
202,250,891	413,091	27,330,875	407,980	N/A

(10) A non-binding advisory vote to approve the reports of the auditors and the directors and the U.K. statutory accounts for the year ended 31 December 2016: :

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
228,540,465	577,014	1,285,358	36,197,093

(11) To authorise the Board of Directors to allot shares, the full text of which can be found in “Resolution 11” of the proxy statement:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
238,721,216	23,656,445	4,222,269	N/A

(12) To approve the general disapplication of pre-emption rights, the full text of which can be found in “Resolution 12” of the proxy statement:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
252,688,783	9,896,113	4,015,034	N/A

(13) To approve the disapplication of pre-emption rights in connection with an acquisition or specified capital investment, the full text of which can be found in “Resolution 13” of the proxy statement:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
246,106,317	16,659,706	3,833,907	N/A

(d) Frequency of Shareholder Votes on Executive Compensation.  Consistent with the recommendation of the Board of Directors, the Company’s shareholders recommended, by advisory vote, a one-year frequency of future advisory votes on executive compensation.  In accordance with these results and its previous recommendation, the Board of Directors determined that future advisory votes on executive compensation will be held every year until the next required advisory vote on the frequency of shareholder votes on the compensation of named executive officers, which the Company expects to hold no later than its 2023 Annual General Meeting of Shareholders.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1	Fifth Amendment to the Ensco plc 2012 Long-Term Incentive Plan, effective March 24, 2017.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ensco plc

Date: May 23, 2017	/s/ Michael T. McGuinty Michael T. McGuinty Senior Vice President - General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Fifth Amendment to the Ensco plc 2012 Long-Term Incentive Plan, effective March 24, 2017.